UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2025, Nova LifeStyle, Inc., a Nevada corporation (the “Company”) filed a Certificate of Change (the “Share Increase Amendment”) with the Secretary of State for the State of Nevada to amend its Articles of Incorporation to increase the amount of authorized shares of its common stock, par value $0.001 per share, from 250,000,000 shares to 5,000,000,000 shares. The Share Increase Amendment was approved by the Company’s Board of Directors (the “Board”) on September 15, 2025 and by the shareholders at a special meeting of the Company’s shareholders held on October 31, 2025. The Share Increase Amendment does not affect the rights of the Company’s shareholders and was effective immediately upon filing.

A copy of the Certificate of Change, as filed with the Nevada Secretary of State, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

On November 3, 2025, the Company filed a Certificate of Amendment (the “Name Change Amendment”) with the Secretary of State for the State of Nevada to amend its Articles of Incorporation to change the Company’s name from “Nova LifeStyle, Inc.” to “XMax Inc.” The Name Change Amendment was approved by the Board on September 15, 2025 and by the shareholders at a special meeting of the Company’s shareholders held on October 31, 2025. The Name Change Amendment was effective immediately upon filing.

A copy of the Certificate of Amendment, as filed with the Nevada Secretary of State, is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

On November 3, 2025, the Company amended and restated its bylaws to change the Company’s name from “Nova LifeStyle, Inc.” to “XMax Inc.” The amendment became effective immediately.

A copy of the Second Amended and Restated Bylaws of the Company is filed herewith as Exhibit 3.3 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 31, 2025, the Company held a special meeting of the stockholders (the “Meeting”). A quorum was present at the Meeting and shareholders: (i) approved an amendment to the Articles of Incorporation of the Company to increase the total number of its authorized shares of common stock, par value $0.001 per share, from 250,000,000 shares to 5,000,000,000 shares (“Share Increase Amendment”); (ii) approved an amendment to the Articles of Incorporation of the Company to o change the Company’s name from “Nova LifeStyle, Inc.” to “XMax Inc.” (“Name Change Amendment”) and (iii) approve to grant discretionary authority to the Company’s Chairperson of the Board of Directors and Chief Executive Officer to adjourn the Meeting for the purpose of soliciting additional proxies to approve the proposals (i) and (ii).

The final voting results of the matters submitted to a shareholder vote at the Meeting are as follows:

Proposal 1: Share Increase Amendment

For	Against	Abstain
26,751,736	196,649	2

Proposal 2: Name Change Amendment

For	Against	Abstain
26,927,223	19,702	1,462

Proposal 3: Approval of Grant of Discretionary Authority to Adjourn the Meeting

For	Against	Abstain
26,751,065	196,921	401

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
3.1	Certificate of Change to the Articles of Incorporation of Nova LifeStyle Inc. filed on November 3, 2025
3.2	Certificate of Amendment to the Articles of Incorporation of Nova LifeStyle Inc. filed on November 3, 2025
3.3	Second Amended and Restated Bylaws of Nova Lifestyle, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

	By:	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

Date: November 4, 2025